UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 18, 2019

EVERCORE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices, including zip code)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.01 per share	EVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Evercore Inc. (“Evercore”) held its annual meeting of stockholders on June 18, 2019.

(b) Stockholders voted on the matters set forth below.

1. The nominees for election to the Board of Directors were elected to serve as directors until the next Annual Meeting or until their successors are duly elected and qualified, based upon the following final tabulation of votes:

Roger C. Altman	For	39,359,645
	Withheld	216,521
	Broker non-votes	3,048,051

Richard I. Beattie	For	39,250,584
	Withheld	325,582
	Broker non-votes	3,048,051

Ellen V. Futter	For	39,128,450
	Withheld	447,716
	Broker non-votes	3,048,051

Gail B. Harris	For	38,874,540
	Withheld	701,626
	Broker non-votes	3,048,051

Robert B. Millard	For	39,359,247
	Withheld	216,919
	Broker non-votes	3,048,051

Willard J. Overlock, Jr.	For	39,475,247
	Withheld	100,919
	Broker non-votes	3,048,051

Sir Simon M. Robertson	For	39,422,596
	Withheld	153,570
	Broker non-votes	3,048,051

Ralph L. Schlosstein	For	39,435,507
	Withheld	140,659
	Broker non-votes	3,048,051

John S. Weinberg	For	39,303,371
	Withheld	272,795
	Broker non-votes	3,048,051

William J. Wheeler	For	39,473,670
	Withheld	102,496
	Broker non-votes	3,048,051

Sarah K. Williamson	For	39,473,337
	Withheld	102,829
	Broker non-votes	3,048,051

Kendrick R. Wilson III	For	39,500,002
	Withheld	76,164
	Broker non-votes	3,048,051

2. The non-binding, advisory vote to approve the executive compensation of Evercore’s named executive officers was approved based upon the following final tabulation of votes:

For	36,257,451
Against	3,260,909
Abstain	57,806
Broker non-votes	3,048,051

3. The appointment of Deloitte & Touche LLP as Evercore’s independent registered public accounting firm for 2019 was ratified, based upon the following final tabulation of votes:

For	42,221,028
Against	389,910
Abstain	13,279
Broker non-votes	N/A

(c) Not applicable.

(d) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVERCORE INC.

By:	/s/ Jason Klurfeld
Name:	Jason Klurfeld
Title:	General Counsel

Dated: June 19, 2019